UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 ______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 27, 2022

NATIONAL WESTERN LIFE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-55522	47-3339380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10801 N. Mopac Expy Bldg 3
Austin,	Texas	78759
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (512) 836-1010

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class to be registered:	Trading Symbol	Name of each exchange on which each class is to be registered:
Class A Common Stock, $0.01 par value	NWLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of the chapter) or Rule 12-b2 of the Securities Exchange Act of 1934 (§240.12b-2 of the chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 27, 2022, National Western Life Insurance Company (the “Company”), a wholly owned subsidiary of National Western Life Group, Inc., entered into a Funds Withheld Coinsurance Agreement (the “Agreement”) with Aspida Life Re Ltd. (“Aspida"), a reinsurer organized under the Laws of Bermuda. Pursuant to the Agreement, the Company agreed to cede, on a coinsurance with funds withheld basis, a specified quota share of certain liabilities pertaining to an in-force block of annuity contracts issued by the Company before July 1, 2022. The amount of statutory reserve liabilities ceded by the Company to Aspida under the Agreement approximates $250 million. In addition, pursuant to the Agreement, the Company has agreed to cede, on a coinsurance with funds withheld basis, a specified quota share of certain annuity contracts issued or to be issued by the Company on or after July 1, 2022.

As consideration for Aspida’s agreement to provide reinsurance pursuant to the Agreement, the Company transferred into a funds withheld account permitted assets approximating the statutory reserve liabilities ceded to Aspida. In accordance with the Agreement and in order to provide additional security for Aspida’s obligations under the Agreement, the parties will establish a trust account for the benefit of the Company in which Aspida will maintain certain assets and grant the Company a first priority security interest in such assets.

The foregoing descriptions are only a summary of the material provisions of the Agreement and are qualified in their entirety by reference to the Agreement, a copy of which is filed as Exhibit 10(ag) to this Current Report on Form 8-K and is incorporated by reference herein. Pursuant to Item 601 of Regulation S-K, the Company has omitted the schedules and exhibits to the Agreement and has redacted certain confidential portions of the Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

10(ag)	Funds Withheld Coinsurance Agreement between National Western Life Insurance Company And Aspida Life Re Ltd effective as of July 27, 2022 (redacted)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE GROUP, INC.

Date: August 1, 2022	/S/Brian M. Pribyl
Brian M. Pribyl
Senior Vice President,
Chief Financial Officer
and Treasurer